Exhibit 99.1

Company Contact:	Karey L. Witty
Executive Vice President & Chief Financial Officer
(615) 236-6197
Karey.witty@healthspring.com

HealthSpring, Inc. Announces Record Date and Meeting Date for Special Meeting

of Stockholders in Connection with the Proposed Merger with Cigna Corporation

NASHVILLE, TN (December 9, 2011) - HealthSpring, Inc. (NYSE:HS) today announced that it has established a record date of, and a meeting date for, a special meeting of its stockholders to consider and vote upon, among other things, a proposal to adopt the previously announced merger agreement, dated as of October 24, 2011, providing for the acquisition of HealthSpring by a subsidiary of Cigna Corporation (“Cigna”) and other related matters.

HealthSpring stockholders of record at the close of business on December 8, 2011, will be entitled to notice of the special meeting and to vote at the special meeting. The special meeting will be held on January 12, 2012, at 10:00 a.m., local time, at HealthSpring’s offices located at 530 Great Circle Road, Nashville, Tennessee.

The transaction is expected to close during the first quarter of 2012 and is subject to certain closing conditions, including, among others, approval by HealthSpring’s stockholders and state regulatory approvals.

About HealthSpring

HealthSpring is based in Nashville, Tennessee, and is one of the country’s largest Medicare Advantage coordinated care plans. HealthSpring currently owns and operates Medicare Advantage plans in Alabama, Delaware, Florida, Georgia, Illinois, Maryland, Mississippi, New Jersey, Pennsylvania, Tennessee, Texas and Washington, D.C. Beginning in 2012, HealthSpring will also operate Medicare Advantage plans in West Virginia. HealthSpring also offers a national stand-alone Medicare prescription drug plan. For more information, visit www.healthspring.com.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving HealthSpring and Cigna. The proposed transaction will be submitted to the stockholders of HealthSpring for their consideration. In connection with the proposed transaction, HealthSpring filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on December 9, 2011. HealthSpring and Cigna may file with the SEC other documents regarding the proposed transaction. STOCKHOLDERS OF HEALTHSPRING ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION IN ITS ENTIRETY AND TO READ ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement will be mailed to HealthSpring’s stockholders on or about December 12, 2011. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by HealthSpring by going to HealthSpring’s Investor Relations website page at www.healthspring.com or by sending a written request to HealthSpring’s Secretary at HealthSpring, Inc., 9009 Carothers Parkway, Suite 501, Franklin, Tennessee 37067, or by calling the Secretary at (615) 291-7000.

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HS Announces Record Date and Meeting Date for Special Meeting of Stockholders

    in Connection with the Proposed Merger with Cigna Corporation

December 9, 2011

Interests of Participants

HealthSpring and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of HealthSpring in connection with the proposed transaction. Information regarding HealthSpring’s directors and executive officers is set forth in HealthSpring’s proxy statement for its 2011 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as amended by Amendment No. 1 on Form 10-K/A, which were filed with the SEC on April 15, 2011, February 25, 2011, and September 22, 2011, respectively. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction is contained in the definitive proxy statement filed by HealthSpring with the SEC on December 9, 2011.

Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this communication that are not historical fact are forward-looking statements which HealthSpring intends to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would,” and similar expressions are forward-looking statements. The forward-looking statements involve significant known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements, and undue reliance should not be placed on such statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the following risks and uncertainties: the failure to receive, on a timely basis or otherwise, the required approvals by HealthSpring’s stockholders and government or regulatory agencies; the risk that a condition to closing of the proposed transaction may not be satisfied; HealthSpring’s and Cigna’s ability to consummate the Merger, including the financing thereof; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; the failure to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the Merger; the possibility that costs or difficulties related to the integration of HealthSpring and Cigna operations will be greater than expected; operating costs and business disruption, including difficulties in maintaining relationships, may be greater than expected; the ability of HealthSpring or the combined company to retain and hire key personnel and maintain relationships with providers or other business partners; the impact of legislative, regulatory and competitive changes and other risk factors relating to the industry in which HealthSpring and Cigna operate, as detailed from time to time in each of HealthSpring’s and Cigna’s reports filed with the SEC. There can be no assurance that the proposed transaction will in fact be consummated.

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in HealthSpring’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and Item 1.A of HealthSpring’s most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, and other documents of HealthSpring on file with the SEC, including the definitive proxy statement filed by HealthSpring on December 9, 2011. HealthSpring cautions that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the proposed transaction, stockholders and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to HealthSpring or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this communication. HealthSpring does not undertake any obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

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